Premises and equipment (Tables)	12 Months Ended
Dec. 31, 2012
Premises and Equipment

Premises and equipment are shown on the consolidated balance sheets at cost, net of accumulated depreciation, as follows as of December 31:

(Dollars in thousands)	2012	2011
Land and land improvements	$2,694	$2,438
Buildings and premises	20,030	18,996
Furniture, fixtures and equipment	10,664	9,933

	33,388	31,367
Less - Accumulated depreciation	16,127	14,917

	$17,261	$16,450